UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 4, 2007
Akeena Solar, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-52385	20-5132054

(Commission File Number)	(IRS Employer Identification No.)

605 University Avenue
Los Gatos, CA	95032

(Address of Principal Executive Offices)	(Zip Code)
(408) 395-7774
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
On June 4, 2007, Akeena Solar, Inc. (“Akeena”) entered into a Securities Purchase Agreement among Akeena and the purchasers signatory thereto, dated as of May 25, 2007, pursuant to which it sold (i) 4,567,270 shares of its common stock and (ii) three-year warrants to purchase 913,455 shares of common stock at an exercise price of $3.95 per share. Akeena received aggregate gross proceeds of approximately $12.6 million from the sale of the common stock and warrants. The common stock and warrants were offered solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.
Empire Financial Group (“Empire”) acted as placement agent with respect to the offering and received a cash fee equal to $633,850 and warrants to purchase 376,800 shares of Akeena’s common stock at an exercise price of $3.95 per share. Westminster Securities Corp. also received a finder’s fee of $21,000 and warrants to purchase 7,636 shares of Akeena’s common stock at an exercise price of $2.75 per share.
Pursuant to a Registration Rights Agreement, Akeena agreed to file a registration statement covering the resale of the common stock and the shares of common stock underlying the warrants no later than 30 days from the closing of the offering and to have such registration statement declared effective no later than 90 days from the closing of the offering. If Akeena does not timely file the registration statement or cause it to be declared effective by the required dates, then each investor in the offering shall be entitled to liquidated damages equal to 1% of the aggregate purchase price paid by such investor for the securities, and an additional 1% for each month that Akeena does not file the registration statement or cause it to be declared effective. Notwithstanding the foregoing, in no event shall liquidated damages exceed 9% of the aggregate gross proceeds of the offering.
The foregoing is not a complete summary of the terms of the offering described in this Item 3.02, and reference is made to the complete text of the Securities Purchase Agreement, the Registration Rights Agreement and the Form of Warrant attached hereto as Exhibits 10.1, 10.2, and 10.3.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, among the Company and the purchasers signatory thereto, dated as of May 25, 2007

10.2	Registration Rights Agreement, among the Company and the purchasers signatory thereto, dated as of May 25, 2007

10.3	Form of Warrant to Purchase Common Stock at $3.95 per share

10.4
Letter Agreement, dated July 21, 2006, between Akeena Solar, Inc. and Westminster Securities Corp. (incorporated herein by reference to Exhibit 10.12 to our Current Report on Form 8-K/A, dated August 11, 2006, filed with the SEC on August 28, 2006)

10.5
Non-Exclusive Finder’s Agreement, dated as of February 8, 2007, between Akeena Solar, Inc. and Empire Financial Group, Inc. (incorporated herein by reference to Exhibit 10.14 to our Annual Report on Form 10-KSB for the year ended December 31, 2006, filed with the SEC on March 29, 2007)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEENA SOLAR, INC.
Date: June 8, 2007	By:	/s/ David “Lad” Wallace
David “Lad” Wallace
Chief Financial Officer

Exhibit No.	Description

10.1	Securities Purchase Agreement, among the Company and the purchasers signatory thereto, dated as of May 25, 2007

10.2	Registration Rights Agreement, among the Company and the purchasers signatory thereto, dated as of May 25, 2007

10.3	Form of Warrant to Purchase Common Stock at $3.95 per share

10.4
Letter Agreement, dated July 21, 2006, between Akeena Solar, Inc. and Westminster Securities Corp. (incorporated herein by reference to Exhibit 10.12 to our Current Report on Form 8-K/A, dated August 11, 2006, filed with the SEC on August 28, 2006)

10.5
Non-Exclusive Finder’s Agreement, dated as of February 8, 2007, between Akeena Solar, Inc. and Empire Financial Group, Inc. (incorporated herein by reference to Exhibit 10.14 to our Annual Report on Form 10-KSB for the year ended December 31, 2006, filed with the SEC on March 29, 2007)

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